JPMORGAN INVESTMENT TRUST

JPMorgan Investment Trust Bond Portfolio

JPMorgan Investment Trust Government Bond Portfolio

JPMorgan Investment Trust Balanced Portfolio

JPMorgan Investment Trust Large Cap Growth Portfolio

JPMorgan Investment Trust Equity Index Portfolio

JPMorgan Investment Trust Diversified Equity Portfolio

JPMorgan Investment Trust Mid Cap Growth Portfolio

JPMorgan Investment Trust Diversified Mid Cap Portfolio

JPMorgan Investment Trust Mid Cap Value Portfolio

Supplement dated September 30, 2005 to the Prospectus dated May 1, 2005

Changes to Fund Managers for Large Cap Growth Portfolio. The following information replaces the text under the heading “The Portfolio Managers — Large Cap Growth Portfolio” in the prospectus:

Large Cap Growth Portfolio. Giri Devulapally is the portfolio manager for the Large Cap Growth Portfolio. Mr. Devulapally joined JPMorgan Investment Advisors in July 2004. In addition to his position at JPMorgan Investment Advisors, Mr. Devulapally is a vice president of J.P. Morgan Investment Management Inc. (JPMIM) and a portfolio manager in the JPMorgan U.S. Equity Group. Mr. Devulapally has worked for JPMIM since 2003. Prior to JPMIM, he worked for T. Rowe Price for six years, where he was an analyst specializing in technology and telecommunications. He is also a CFA charter holder.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-LCGP-905